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                                                                   EXHIBIT 10.37

                               January 29, 1999



Ladies and Gentlemen:

     In connection with the execution of the Investment Agreement, dated as of the date of this letter agreement, Empower Health Corporation ("Empower"), Adventist Health System Sunbelt Healthcare Corporation ("Adventist"), Superior Consultant Holdings Corporation ("Superior"), HealthMagic, Inc. ("HealthMagic") and Donald W. Hackett agree and consent to the following:

1. In the event that Empower issues shares of either Empower Common Stock or Empower Preferred Stock to Superior (the "Option Shares") in connection with the Option and Put Agreement dated April 28, 1998 between Empower and Superior (the "Option"), then Empower shall issue additional shares of Empower Common Stock to both Superior and Adventist in accordance with the provisions set forth below.

     (a) Empower shall issue to Superior the Superior New Shares (as defined below),

where

          "Superior New Shares" = [(New Total Shares) * (Superior %)] - 528,302
          - Superior Option Shares.

          "New Total Shares" = (2,610,509) / (1 - Superior % - 10%).

          "Superior %" = (528,302 +Superior Option Shares) / (3,487,567 + (1.0333 * Superior Option Shares)).

          "Superior Option Shares" = the number of shares of Common Stock (on an asconverted basis) issued to Superior, if any, in connection with the Option.

     (b)  Empower shall issue to Adventist the Adventist New Shares,

where

          "Adventist New Shares" = [(New Total Shares) * (Adventist %)] - Adventist Shares.

          "New Total Shares" = (2,610,509) / (1 - Superior % - 10%).
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          "Adventist %" = 10%.

          "Adventist Shares" = 348,757.

          "Superior %" = (528,302 +Superior Option Shares) / (3,487,567 + (1.0333 * Superior Option Shares)).

          "Superior Option Shares" = the number of shares of Common Stock (on an as-converted basis) issued to Superior, if any, in connection with the Option.

     (c) An example of the stock issuances described in this paragraph 1, assuming the issuance to Superior of 528,301 shares of Common Stock in connection with the Option, is set forth on Exhibit A attached hereto for illustrative purposes.

     (d) The Adventist New Shares, if issued, shall be deemed to be (a) Empower Shares (as defined in the Investment Agreement), (b) Common Stock (as defined in the Empower Health Corporation Stock Restriction of even date herewith), and (c) Adventist Shares (as defined in the Empower Health Corporation Amended and Restated Registration Rights Agreement of even date herewith) and shall be entitled to the benefit of and subject to the terms and conditions set forth in the Investment Agreement and the Related Agreements (as defined in the Investment Agreement).

     (e) The Superior New Shares, if issued, shall be deemed to be Superior Shares (as defined in the Empower Health Corporation Amended and Restated Registration Rights Agreement of even date herewith) and shall be entitled to the benefit of and subject to the terms and conditions set forth in such agreement.

2. Adventist shall transfer to Empower the number of shares of HealthMagic Common Stock equal to the product of (i) the number of shares of HealthMagic Common Stock issued to Sabratek Corporation ("Sabratek"), if any, in connection with the Stock Purchase and Warrant Agreement between HealthMagic and Sabratek dated as of November 18, 1998 and (ii) 0.10. Such shares of Common Stock, if issued, shall be deemed to be (a) HMI Shares (as defined in the Investment Agreement), (b) Common Stock (as defined in the HealthMagic Stock Restriction Agreement of even date herewith), and (c) Empower Securities (as defined in the HealthMagic Registration Rights Agreement of even date herewith), and shall be entitled to the benefit of and subject to the terms and conditions set forth in the Investment Agreement and the Related Agreements (as defined in the Investment Agreement).

3. Each of the parties hereto agrees that the restrictions on transferability of shares set forth in the Empower Stock Restriction Agreement and the HealthMagic Stock Restriction Agreement of even date herewith shall not apply to the transactions described in paragraphs 1 and 2 herein.

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4.   Superior agrees that the provisions of Sections 2.3 and 6 of the Agreement for Issuance and Sale of Stuck between Empower and Superior dated April 28. 1998 shall not apply to the transaction described in paragraph 1 herein.

5. Neither Empower nor Adventist shall transfer its rights hereunder without the prior written consent of the other;, provided, however, if either party shall merge with or into another entity and the shareholders or such party immediately prior in the merger control the surviving entity, then the rights and obligations of that party under this agreement shall transfer to the surviving entity.

                               Yours very truly,

     DONALD W. HACKETT         EMPOWER HEALTH CORPORATION

     By:__________________     By:_________________________
                               Name:
                               Title:

                               SUPERIOR CONSULTANT HOLDINGS
                               CORPORATION

                               By:_________________________
                               Name:
                               Title:

                               ADVENTIST HEALTH SYSTEM SUNBELT
                               HEALTHCARE CORPORATION

                               By: /s/ Calvin W. Wiese
                                  -------------------------
                               Name: Calvin W. Wiese
                               Title: Senior Vice President

                               HEALTHMAGIC, INC.

                               By: /s/ Calvin W. Wiese
                                  -------------------------
                               Name: Calvin W. Wiese
                               Title: Chairman & President

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

                                SIGNATURE PAGE

                                    Yours very truly,

                                    EMPOWER HEALTH CORPORATION

                                    By: /s/ D. Hackett
                                       -----------------------
                                    Name: Donald Hackett
                                    Title: CEO



                                    SUPERIOR CONSULTANT HOLDINGS CORPORATION

                                    By: /s/ Richard P. Saslow
                                       -----------------------
                                    Name: RICHARD P. SASLOW
                                    Title: VP & GENERAL COUNSEL



                                    ADVENTIST HEALTH SYSTEM SUNBELT HEALTHCARE
                                    CORPORATION

                                    By: /s/ Calvin W. Wiese
                                       _______________________
                                    Name:
                                    Title:

                                    HEALTHMAGIC, INC,

                                    By: /s/ Calvin W. Wiese
                                       _______________________
                                    Name:
                                    Title:


                                    DONALD W. HACKETT
                                    By: /s/ D. Hackett
                                       ----------------------

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